This Supplement is filed pursuant to Rule 497(d) with regard to Equity Income Fund Concept Series, Natural Gas Trust 2
Defined Asset Funds

The text of the supplement to the Prospectus dated September 27, 1996 is as follows:

                 Supplement dated January 9, 1997
            to Prospectus dated September 27, 1996, of
                      Equity Income Fund
            Concept Series - Natural Gas Trust 2
                   Defined Asset Funds
            _______________________________________________


          Effective immediately, the applicable sales charge for regular purchases of this Series is as follows:


                  Sales Charge
               (Gross Underwriting Profit)                Dealer
          __________________________________________
            As Percent                As Percent of     Concession as
            of Public                  Net Amount       Percent of
            Offering Price               Invested       Offering Price
             _______________          _____________     ______________
                 1.50%                    1.523%            0.975%

        Units purchased at this price will not be eligible for exchange at a reduced sales charge under the Exchange Option. There will be no reduced sales charge for quantity purchases.

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